UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
______________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 29, 2020
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Fiesta Restaurant Group, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-35373	90-0712224
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

14800 Landmark Boulevard, Suite 500
Dallas	Texas	75254
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code (972) 702-9300

N/A
(Former name or former address, if changed since last report.)
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Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $0.01 per share	FRGI	NASDAQ Global Select Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07 SUBMISSION OF MATTER TO A VOTE OF SECURITY HOLDERS.
On April 29, 2020, Fiesta Restaurant Group, Inc. (the "Company"), held its 2020 Annual Meeting of Stockholders (the "Meeting").
At the Meeting, stockholders voted (i) to elect nine (9) directors of the Company to hold office in accordance with the By-laws of the Company until the 2021 Annual Meeting of Stockholders and until their respective successors shall have been elected and qualified; (ii) to adopt, on an advisory basis, a resolution approving the compensation of the Company's Named Executive Officers, as described in the Proxy Statement under "Executive Compensation"; (iii) to select, on an advisory basis, the frequency of the advisory stockholder vote on the compensation of the Company's Named Executive Officers and (iv) to ratify the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the 2020 fiscal year. The final results of voting on the matters submitted to the stockholders are as follows:
Proposal 1. Election of nine (9) directors of the Company:

Name	For	Against	Abstain	Broker Non-Vote
Stacey Rauch	19,984,130	944,072	22,383	3,106,534
Nicholas Daraviras	20,599,867	328,166	22,552	3,106,534
Stephen Elker	20,723,581	204,452	22,552	3,106,534
Brian Friedman	20,639,305	288,728	22,552	3,106,534
Nicholas Shepherd	20,673,337	254,626	22,622	3,106,534
Richard Stockinger	20,754,075	174,187	22,323	3,106,534
Paul Twohig	20,695,789	232,244	22,552	3,106,534
Sherrill Kaplan	20,766,352	161,630	22,603	3,106,534
Andrew Rechtschaffen	20,780,208	147,774	22,603	3,106,534
Proposal 2. Adoption, on an advisory basis, of a non-binding resolution approving the compensation of the Named Executive Officers as described in the Proxy Statement under "Executive Compensation":

For	Against	Abstain	Broker Non-Vote
20,806,947	114,867	28,771	3,106,534

Proposal 3. Selection, on an advisory basis, of the frequency of the advisory stockholder vote on the compensation of the Company's Named Executive Officers:

3 Years	2 Years	1 Year	Abstain
1,126,408	15,893	19,797,000	11,284
Based on the results of the stockholder advisory vote, the Company has determined, consistent with the recommendation of the Company's Board of Directors stated in the Company's Proxy Statement for the Meeting, that it will hold a stockholder advisory vote on the compensation of the Company's Named Executive Officers every year.
Proposal 4. Ratification of the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the 2020 fiscal year:

For	Against	Abstain
23,923,821	128,820	4,478

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIESTA RESTAURANT GROUP, INC.

Date: May 4, 2020

By: /s/ Louis DiPietro
Name: Louis DiPietro
Title: Senior Vice President, Chief Legal Officer, General Counsel and Secretary